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                                                                    EXHIBIT 10.2


                          ADVANCED MEDICAL OPTICS, INC.
                        2002 INCENTIVE COMPENSATION PLAN

                                   ARTICLE I.
                               GENERAL PROVISIONS

1.1     PURPOSES OF THE PLAN

        Advanced Medical Optics, Inc. ("AMO") has adopted this 2002 Incentive Compensation Plan (the "Plan") to advance the interests of AMO and its stockholders by affording its Directors, Employees and Consultants an opportunity to acquire or increase a proprietary interest in AMO or to otherwise benefit from the success of the Company through the grant to such Directors, Employees and Consultants of Incentive Awards under the terms and conditions set forth herein. By thus encouraging such Directors, Employees and Consultants to become owners of AMO's shares and by granting such Directors, Employees and Consultants other incentive compensation that is measured by the increased market value of AMO's shares or another appropriate measure of the success and profitability of the Company, the Company seeks to attract, retain and motivate those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. Additionally, options will be granted under the Plan in accordance with Section
3.8 to individuals who held unvested options under the Allergan, Inc. 1989 Incentive Compensation Plan which were converted in connection with and as of the Distribution (as defined below).

1.2     DEFINITIONS

        As used herein the following terms shall have the meanings set forth below:

        (a) "Allergan" means Allergan, Inc., a Delaware corporation.

        (b) "AMO" means Advanced Medical Optics, Inc., a Delaware corporation, or any successor thereto.

        (c) "Board" means the Board of Directors of AMO.

        (d) "Cause" means, with respect to the discharge by the Company of any Participant, any conduct that under Company policies as set forth from time to time in the AMO Supervisors Manual (or any successor thereto) would be considered to constitute "serious misconduct" that would justify immediate termination without benefit of a counseling review or severance pay.

        (e) "Change in Control" means the following and shall be deemed to occur if any of the following events occur after the Distribution Date:

               (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a "Person"), is or becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act (a "Beneficial Owner"), directly or

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        indirectly, of securities of AMO representing (i) 20% or more of the combined voting power of AMO's then outstanding voting securities, which acquisition is not approved in advance of the acquisition or within 30 days after the acquisition by a majority of the Incumbent Board (as hereinafter defined) or (ii) 33% or more of the combined voting power of AMO's then outstanding voting securities, without regard to whether such acquisition is approved by the Incumbent Board;

               (ii) Individuals who, as of the date of the Distribution, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the date of the Distribution whose election, or nomination for election by AMO's stockholders, is approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of AMO, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board of AMO;

               (iii) The consummation of a merger, consolidation or reorganization involving AMO, other than one which satisfies both of the following conditions:

                      (A) a merger, consolidation or reorganization which would
               result in the voting securities of AMO outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) at least 55% of the combined voting power of the voting securities of AMO or such other entity resulting from the merger, consolidation or reorganization (the "Surviving Corporation") outstanding immediately after such merger, consolidation or reorganization and being held in substantially the same proportion as the ownership in AMO's voting securities immediately before such merger, consolidation or reorganization, and

                      (B) a merger, consolidation or reorganization in which no
               Person is or becomes the Beneficial Owner, directly or indirectly, of securities of AMO representing 20% or more of the combined voting power of AMO's then outstanding voting securities; or

               (iv) Complete liquidation of AMO or a sale of all or substantially all of AMO's assets.

        Additionally, notwithstanding the preceding provisions of this Paragraph
(e), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this Paragraph (e) is (1) an underwriter or underwriting syndicate that has acquired any of AMO's then outstanding voting securities solely in connection with a public offering of AMO's securities, (2) AMO or any subsidiary of AMO or (3) an employee stock ownership plan or other employee benefit plan maintained by the AMO


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or any of its subsidiaries that is qualified under the provisions of the Code.
In addition, notwithstanding the preceding provisions of this Paragraph (e), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this Paragraph (e) becomes a Beneficial Owner of more than the permitted amount of outstanding securities as a result of the acquisition of voting securities by AMO which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such Person, provided, that if a Change in Control would occur but for the operation of this sentence and such Person becomes the Beneficial Owner of any additional voting securities (other than through the exercise of options granted under any stock option plan of AMO or through a stock dividend or stock split), then a Change in Control shall occur. Notwithstanding the preceding provisions of this Paragraph (e), the Distribution shall not be deemed to constitute a Change in Control.

        (f) "Code" means the Internal Revenue Code of 1986, as amended. Where the context so requires, a reference to a particular Code section shall also refer to any successor provision of the Code to such section.

        (g) "Committee" means the committee appointed by the Board to administer the Plan. The Committee shall be composed entirely of members who meet the requirements of Section 1.4(a) hereof.

        (h) "Common Stock" means the common stock of AMO, $0.01 par value.

        (i) "Company" means AMO and any Subsidiary, as determined from time to time.

        (j) "Consultant" means any consultant or adviser if:

               (i) The consultant or adviser renders bona fide services to the Company;

               (ii) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

               (iii) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

        (k) "Director" shall mean a member of the Board.

        (l) "Distribution" means Allergan's pro rata distribution to the holders of its common stock, $0.01 par value, of all the shares of Common Stock owned by Allergan.

        (m) "Distribution Date" means the date that the Distribution is effective.

        (n) "Dividend Equivalent" means an amount payable in cash, Common Stock or a combination thereof to a holder of a Stock Option, Stock Appreciation Right or other


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Incentive Award denominated in shares of Common Stock that is equivalent to the amount of dividends paid to stockholders with respect to a number of shares of Common Stock equal to the number of shares upon which such Incentive Award is based.

        (o) "Employee" means any individual classified by the Company as a regular, full-time employee of the Company, and with respect to individuals employed by AMO or any of its U.S. Subsidiaries, whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Company, except that such term shall not include any individual who (a) performs services for the Company and who is classified or paid as an independent contractor (regardless of his or her classification for federal tax or other legal purposes) by the Company or (b) performs services for the Company pursuant to an agreement between the Company and any other person including a leasing organization.

        (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended. Where the context so requires, a reference to a particular section of the Exchange Act shall also refer to any successor provision to such section.

        (q) "Fair Market Value" means: (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day next preceding such date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day next preceding such date as reported by Nasdaq or such successor quotation system, or
(c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

        (r) "Incentive Award" means any Stock Option, Dividend Equivalent, Restricted Stock, Stock Appreciation Right, Stock Payment, Performance Award or other award granted or sold under the Plan.

        (s) "Incentive Stock Option" means an incentive stock option, as defined under Section 422 of the Code and the regulations thereunder.

        (t) "Independent Director" shall mean a member of the Board who is not an Employee (or otherwise an employee of the Company).

        (u) "Nonqualified Stock Option" means a Stock Option other than an Incentive Stock Option.

        (v) "Normal Retirement" means any termination of an Employee's employment (other than for Cause or death or Total Disability) after such Employee has attained age 55 and has been employed by the Company for a minimum of five (5) years. For purposes of determining the number of years a Transferring Employee has been employed by the Company, service with Allergan and its subsidiaries prior to the Distribution will be counted.


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        (w) "Option" or "Stock Option" means a right to purchase Common Stock and refers to both Incentive Stock Options and Nonqualified Stock Options.

        (x) "Participant" means an individual who has received an Incentive Award pursuant to the Plan.

        (y) "Payment Event" means the event or events giving rise to the right to payment of a Performance Award.

        (z) "Performance Award" means an award, payable in cash, Common Stock or a combination thereof, the terms and conditions of which may be determined by the Committee at the time the Performance Award is granted.

        (aa) "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations,
(j) appreciation in the fair market value of Common Stock, and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; each as determined in accordance with generally accepted accounting principles.

        (bb) "Plan" means the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan as set forth herein, as amended from time to time.

        (cc) "Purchase Price" means the purchase price (if any) to be paid by a Participant for Restricted Stock as determined by the Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

        (dd) "Restricted Stock" means Common Stock which is the subject of an Incentive Award under this Plan and which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met as set forth in this Plan and in any instrument evidencing the grant of such Incentive Award.

        (ee) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

        (ff) "Securities Act" means the Securities Act of 1933, as amended.

        (gg) "Stock Appreciation Right" or "Right" means a right granted pursuant to Section VII of the Plan to receive a number of shares of Common Stock or, in the discretion of the Committee, an amount of cash or a combination of shares of Common Stock and cash, based on the increase in the Fair Market Value of the shares of Common Stock subject to the right during such period as is specified by the Committee.


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        (hh) "Stock Payment" means a payment in shares of Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to any Employee.

        (ii) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with AMO if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (jj) "Total Disability" means the inability of a person, by reason of mental or physical illness or accident, to perform any and every duty of the occupation for the Company for which such person was employed, engaged, appointed or elected when such disability commenced, which disability is expected to continue for a period of at least 12 months. Any determination as to the date and extent of any disability shall be made by the Committee upon the basis of such information as the Committee deems necessary or desirable including, without limitation, a determination by the insurance provider with respect to a Participant under the Company's Insured Long Term Disability Program or a disability award letter with respect to a Participant from the Social Security Administration.

        (kk) "Transferring Employee" means an individual who transferred employment to the Company before or as of the Distribution Date in accordance with the terms of the Employee Matters Agreement effective as of the Distribution Date, between Allergan and AMO.

1.3     SHARES OF COMMON STOCK SUBJECT TO THE PLAN

        (a) Subject to the provisions of Section 1.3(c) and Section 9.1 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to Incentive Awards under the Plan shall be 6,700,000 shares.

        (b) The Common Stock to be issued under this Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

        (c) Shares of Common Stock subject to unexercised portions of any Incentive Award granted under this Plan that expires or is terminated, cancelled, or substituted or exchanged for an award for a different kind of shares or other securities, and shares of Common Stock issued pursuant to an Incentive Award under this Plan that are reacquired by the Company pursuant to the terms of the Incentive Award under which such shares were issued, will again become available for the grant of further Incentive Awards under this Plan. Additionally, shares of Common Stock which are delivered by an Employee or withheld by the Company upon the exercise of any Incentive Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder.


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        (d) The maximum number of shares of Common Stock with respect to which
Incentive Awards may be granted to any individual in any given calendar year is 500,000 shares. With respect to Performance Awards made in cash, the maximum dollar amount which may be awarded in the aggregate to any individual in any calendar year is $500,000.

1.4     ADMINISTRATION OF THE PLAN

        (a) The Plan will be administered by the Committee, which will consist of two or more Independent Directors appointed by the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

        (b) The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan Subject to the provisions of the Plan, the Committee has authority in its discretion to select the eligible Employees and Consultants to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up each Incentive Award, the period for the exercise of each Incentive Award, the Performance Criteria (which need not be identical) utilized to measure the value of Performance Awards and such other terms and conditions applicable to each individual Incentive Award as the Committee shall determine. The Committee may grant at any time new Incentive Awards to an Employee or Consultant who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Awards. The Committee may grant Incentive Awards singly or in combination or in tandem with other Incentive Awards as it determines in its discretion. The purchase price or initial value and any and all other terms and conditions of the Incentive Awards may be established by the Committee without regard to existing Incentive Awards or other grants. Further, the Committee may, with the consent of the holder of an Incentive Award, amend in a manner consistent with the Plan the terms of such Incentive Award. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Incentive Awards granted to Independent Directors, in which case any reference in the Plan to the "Committee" shall be deemed a reference to the Board.

        (c) Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan, to determine the terms and conditions of Incentive Awards


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and to make all other determinations necessary or advisable for the administration of the Plan. The Committee has authority to prescribe, amend and rescind rules and regulations relating to the Plan. All interpretations, determinations and actions by the Committee shall be final, conclusive and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

        (d) Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board or the Committee nor any designee thereof will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any transaction arising under the Plan.

        (e) The Committee may, but need not, delegate from time to time some or all of its authority to grant Incentive Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of AMO; provided, however, that the Committee may not delegate to any such committee, the Committee's authority to grant Incentive Awards to officers. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 1.4(e) shall serve in such capacity at the pleasure of the Committee.

1.5     AWARD INSTRUMENT

        At the time of the grant of each Incentive Award pursuant to this Plan, the Committee shall deliver, or cause to be delivered, to the Participant to whom the Incentive Award is granted an instrument evidencing the grant of the Incentive Award and setting forth such terms and conditions applicable to the Incentive Award as the Committee may in its discretion determine consistent with the Plan.

                                  ARTICLE II.
                              DIVIDEND EQUIVALENTS

2.1     DIVIDEND EQUIVALENTS

        Any holder of an Incentive Award may, in the discretion of the Committee, be granted, at no additional cost, Dividend Equivalents based on the dividends declared on the Common Stock on record dates during the period between the date an Incentive Award is granted and the date such Incentive Award is exercised (or expires, or is terminated or cancelled) or such other period as is determined by the Committee and specified in the instrument that evidences the grant of the Incentive Award. Such


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Dividend Equivalents shall be converted to additional shares or cash by such formula as may be determined by the Committee.

        Dividend Equivalents shall be computed as of each dividend record date in such manner as may be determined by the Committee and shall be payable to Participants at such time or time as the Committee in its discretion may determine.

        Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

                                  ARTICLE III.
                   OPTION GRANTS TO EMPLOYEES AND CONSULTANTS

3.1     ELIGIBILITY

        Any Employee or Consultant selected by the Committee shall be eligible to be granted an Option; provided, however, that only Employees shall be eligible to receive "incentive stock options" within the meaning of Code Section 422 and the regulations promulgated thereunder.

3.2     OPTION PRICE

        The purchase price of Common Stock under each Option (the "Option Exercise Price") will be determined by the Committee at the date such Option is granted. The Option Exercise Price may be less than the Fair Market Value on the date of grant of the Common Stock subject to the Option; provided, however, that in no event shall the Option Exercise Price be less than the par value of the shares of Common Stock subject to the Option; and further provided, that in the case of an Incentive Stock Option the Option Exercise Price shall be not less than the Fair Market Value on the date of grant of the Common Stock subject to such Option or such other amount as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Code Section 422 and the regulations promulgated thereunder.

3.3     OPTION PERIOD

        Options may be exercised as determined by the Committee, but: (a) in the absence of specific action by the Committee, or (b) in the case of an Incentive Stock Option, in no event after ten years from the date of grant of such Option (or with respect to an Incentive Stock Option, such other period as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Code Section 422 and the regulations promulgated thereunder).

3.4     EXERCISE OF OPTIONS

        At the time of the exercise of an Option, the purchase price shall be paid in full in cash or other equivalent consideration acceptable to the Committee, in its sole discretion,


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consistent with the Plan's purpose and applicable law and as set forth in the instrument evidencing the grant of the Option, including without limitation: (i) a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) in whole or in part, through the delivery of shares of Common Stock duly endorsed for transfer to AMO with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; provided, however, that if such shares of Common Stock were issued to the Participant directly from the Company, such shares must have been owned by the Participant for at least six months; (iii) in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than a market rate of interest, but in no event less than an interest rate which would cause the imputation of income under the Code) and payable upon such terms as may be prescribed by the Committee; (iv) in whole or in part, through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii) and (iv). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law. No fractional shares will be issued pursuant to the exercise of an Option nor will any cash payment be made in lieu of fractional shares.

3.5     LIMITATION ON EXERCISE OF INCENTIVE STOCK OPTIONS

        The aggregate Fair Market Value (determined at the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all stock option plans of the Company) shall not exceed $100,000 or such other limit as is prescribed by the Code. Any Options granted as Incentive Stock Options pursuant to the Plan in excess of such limitation shall be treated as Nonqualified Stock Options.

3.6     TERMINATION OF EMPLOYMENT

        (a) Except as otherwise provided in a written instrument between the Company and the Employee evidencing the grant of the Option, in the event of the termination of an Employee's employment with the Company for Cause, all of the Employee's unexercised Options shall expire as of the date of such termination.

        (b) Except as otherwise provided in a written instrument between the Company and the Employee evidencing the grant of the Option, in the event of an Employee's termination of employment for:

               (i) Any reason other than for Cause, death, Total Disability, Normal Retirement or Job Elimination (as defined below), the Employee's Options shall


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        expire and become unexercisable as of the earlier of (A) the date such
        Options expire in accordance with their terms or (B) three calendar months after the date of termination.

               (ii) Death or Total Disability, all of the Employee's unvested Options shall become vested as of the last date of employment, and the Employee (or his or her successor in interest) shall have twelve (12) months after the date of termination within which to exercise Options that have not expired on or before such date.

               (iii) Normal Retirement, the Employee's Options shall expire and become unexercisable as of the earlier of (A) the date such Options expire in accordance with their terms or (B) three (3) years after the date of termination.

               (iv) Job Elimination, all of the Employee's unvested Options shall become vested as of the last date of employment, and the Employee's Options shall expire and become unexercisable as of the earlier of (A) the date such Options expire in accordance with their terms or (B) three calendar months after the date of termination. Notwithstanding the foregoing, if an Employee meets the requirements for Normal Retirement at the time his or her employment is terminated for Job Elimination, the Employee's Options shall become vested as of the last date of employment, and the Employee's Options shall expire and become unexercisable as of the earlier to occur of (Y) the date such Options expire in accordance with their terms or (Z) three calendar years after the date of termination "Job Elimination" occurs when an Employee ceases to be an Employee of the Company as a result of a reduction in force or transfer to a new organization outside of the Company as a result of a divestiture, other than a spin-off or other distribution to the Company's stockholders. A "reduction in force" occurs under the Plan when the Employee is terminated pursuant to a plan to reduce headcount and is not offered an alternative job at the Company. In order to receive the accelerated vesting set forth in this section (iv), the Employee must sign and deliver to AMO a release and waiver with respect to any and all claims relating to the Employee's employment with or termination from the Company in a form acceptable to AMO.

        (c) Notwithstanding anything to the contrary in Paragraphs (a) or (b) above, the Committee may in its discretion designate such shorter or longer periods to exercise Options following an Employee's termination of employment; provided, however, that any shorter periods determined by the Committee shall be effective only if provided for in the instrument that evidences the grant to the Employee of such Options or if such shorter period is agreed to in writing by the Employee. In the case of an Incentive Stock Option, notwithstanding anything to the contrary herein, in no event shall such Option be exercisable after the expiration of ten years from the date such Option is granted (or such other period as is provided in Code Section 422 and the regulations promulgated thereunder). This Plan provides for automatic acceleration of vesting of Options in the event of an Employee's termination due to death or Total Disability or Job Elimination. In all other situations, with the exception of terminations for Cause, Options shall be


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exercisable by an Employee (or his successor in interest) following such
Employee's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee, in its discretion, may elect to accelerate the vesting of all or any portion of any Options that had not become exercisable on or prior to the date of such termination.

3.7     LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO CONSULTANTS

        Unless otherwise prescribed by the Committee in the instrument evidencing the grant of the Option, no Option granted to a Consultant may be exercised to any extent by anyone after the first to occur of the following events:

        (a) The expiration of 12 months from the date of the Consultant's termination of consultancy by reason of his or her death or Total Disability;

        (b) The expiration of three months from the date of the Consultant's termination of consultancy for any reason other than such Consultant's death or his or her Total Disability, unless the Consultant dies within said three-month period, in which case the Option shall expire 12 months from the date of the Consultant's death; or

        (c) The expiration of 10 years from the date the Option was granted.

3.8     GRANT OF OPTIONS IN SUBSTITUTION FOR ALLERGAN, INC. OPTIONS

        In accordance with the provisions of Section 8.4 of that certain Employee Matters Agreement effective as of the Distribution Date, between Allergan and AMO (the "Employee Matters Agreement") and notwithstanding anything to the contrary in this Plan, in the event that immediately prior to the Distribution Date a Transferring Employee (or other person described in Section
1.25 of the Employee Matters Agreement) shall hold an outstanding option granted under the Allergan, Inc. 1989 Incentive Compensation Plan (the "Allergan Option") that is, or a portion of which is, unvested, there shall be granted to such Employee (or other person) pursuant to this Plan, in substitution for such unvested Allergan Option, or unvested portion thereof, an Option to purchase Common Stock (a "Substitute Option") effective as of the Distribution Date. Each Substitute Option shall be adjusted to preserve the intrinsic value of the Allergan Option, and the ratio of the per share exercise price to the per share fair market value of the Allergan Option, in a manner that complies with the requirements of the Securities Exchange Commission and the Financial Accounting Standards Board and as set forth in Section 8.4 of the Employee Matters Agreement.

                                  ARTICLE IV.
                                DIRECTOR OPTIONS

4.1     GRANT OF OPTIONS TO INDEPENDENT DIRECTORS OTHER THAN THE CHAIRMAN OF THE
        BOARD

        (a) Each person who is appointed to the Board and is an Independent Director as of July 29, 2002 automatically shall be granted (x) an Option to purchase 20,000 shares of Common Stock (subject to adjustment as provided in Section 9.1) on such date, and (y) an Option to purchase 6,500 shares of Common Stock (subject to adjustment as provided in Section 9.1) on the date of each annual meeting of stockholders occurring after July 29, 2002 during the term of the Plan provided such person is an Independent Director as of such date.

        (b) Commencing on or after July 30, 2002 and during the term of the Plan, each person who is initially elected or appointed to the Board and who is an Independent Director at the time of such initial election or appointment automatically shall be granted (x) an Option to purchase 20,000 shares of Common Stock (subject to adjustment as provided in Section 9.1) on the date of such initial election or appointment, and (y) an Option to purchase 6,500 shares of Common Stock (subject to adjustment as provided in Section 9.1) on the date of each annual meeting of stockholders after such initial election or appointment provided such person is an Independent Director as of such date.

4.2     GRANT OF OPTIONS TO CHAIRMAN OF THE BOARD OF DIRECTORS

        (a) Any person who is appointed to the Board as Chairman of the Board ("Chairman") and who is Chairman and an Independent Director as of July 29, 2002 automatically shall be granted (x) an Option to purchase 40,000 shares of Common Stock (subject to adjustment as provided in Section 9.1) on such date, and (y) an Option to purchase 13,000 shares of Common Stock (subject to adjustment as provided in Section 9.1) on the date of each annual meeting of stockholders occurring after July 29, 2002 during the term of the Plan provided such person is Chairman and an Independent Director as of such date.

        (b) Commencing on or after July 30, 2002 and during the term of the Plan, any person, other than a person described in Section 4.2(a), who is elected or appointed to the Board as Chairman and who is an Independent Director at the time of such election or appointment automatically shall be granted (x) an Option to purchase 40,000 shares of Common Stock (subject to adjustment as provided in Section 9.1) on the date of such initial election or appointment, and (y) an Option to purchase 13,000 shares of Common Stock (subject to adjustment as provided in Section 9.1) on the date of each annual meeting of stockholders after such initial election or appointment provided such person is Chairman and an Independent Director as of such date.

        (c) The awards granted to the Chairman under this Section 4.2 shall be in lieu of any awards the Chairman may have otherwise been entitled to under
Section 4.1(a) or (b), as applicable, on or after the Chairman's election or appointment as Chairman;

provided, however, that if the Chairman shall cease to be Chairman, but shall continue as an Independent Director, such individual shall be entitled to receive the annual grants set forth in clause (y) of Section 4.1(a) or (b), as applicable, on the date of each annual meeting of stockholders thereafter provided such person is an Independent Director as of such date.

4.3     DISCRETIONARY GRANTS

        Notwithstanding the foregoing, the Board may, in its discretion, grant additional Options to Independent Directors at any time and from time to time, the terms of which shall be determined by the Board. In the discretion of the Board, Options granted hereunder to Independent Directors may be granted in lieu of director fees.

4.4     TERMS OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS

        Unless otherwise prescribed by the Board in the instrument evidencing the grant of the Option, the price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Unless otherwise prescribed by the Board in the instrument evidencing the grant of the Option, each Option granted to an Independent Director shall become fully exercisable on the day immediately preceding the date of the first annual meeting of stockholders subsequent to the date the Option was granted, provided such person is an Independent Director as of such date. Subject to Section 4.5, the term of each Option granted to an Independent Director shall be 10 years from the date the Option is granted. No portion of an Option which is unexercisable at termination of directorship shall thereafter become exercisable. Payment of the exercise price with respect to an Option granted to an Independent Director shall be made in accordance with Section 3.4. Notwithstanding the foregoing, in the event of a Change in Control, Options granted to Independent Directors shall, as of the date of such Change in Control, immediately become fully vested and exercisable.

4.5     LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS

        Unless otherwise prescribed by the Board in the instrument evidencing the grant of the Option, no Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

        (a) The expiration of 12 months from the date of the Independent Director's termination of directorship by reason of his or her death or Total Disability;

        (b) The expiration of three months from the date of the Independent Director's termination of directorship for any reason other than such Independent Director's death or his or her Total Disability, unless the Independent Director dies within said three-month period, in which case the Option shall expire 12 months from the date of the Independent Director's death; or

        (c) The expiration of 10 years from the date the Option was granted.

                                   ARTICLE V.
                               PERFORMANCE AWARDS

5.1     GRANT OF PERFORMANCE AWARDS

        Any Employee or Consultant selected by the Committee may be granted one or more Performance Awards. At the time of grant, the Committee shall determine the Performance Criteria (which need not be identical) to be utilized to calculate the value of a Performance Award, the term of such Performance Award, the Payment Event, the form of payment of the Performance Award (in cash or in shares of Common Stock) and the time of payment of the Performance Award. The specific terms and conditions of each Performance Award shall be set forth in a written statement evidencing the grant of such Performance Award.

5.2     PAYMENT OF AWARD; LIMITATION

        Upon the occurrence of a Payment Event, payment of a Performance Award will be made to the Participant (in cash or shares of Common Stock, as determined by the Committee at the time of grant). The Committee may impose a limitation on the amount payable upon the occurrence of a Payment Event, which limitation shall be set forth in the written statement evidencing the grant of the Performance Award; provided, however, that such limitation shall not exceed the limit set forth in Section 1.3(d).

5.3     EXPIRATION OF PERFORMANCE AWARD

        If a Participant's employment, or if applicable, consultancy with the Company is terminated for any reason other than death, Total Disability or, with respect to an Employee, Normal Retirement, prior to the occurrence of the Payment Event, all of the Participant's rights under the Performance Award shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consultancy by reason of death, Total Disability or, with respect to an Employee, Normal Retirement, the Committee, in its discretion, may determine what portions, if any, of the Performance Award should be paid to the Participant.

                                  ARTICLE VI.
                                RESTRICTED STOCK

6.1     AWARD OF RESTRICTED STOCK

        The Committee may grant awards of Restricted Stock to Employees, Consultants and Independent Directors. The Committee shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when and under what circumstances such restrictions shall lapse. The terms and conditions of the Restricted Stock shall be set forth in the statement evidencing the grant of such award of Restricted Stock.

6.2     REQUIREMENTS OF RESTRICTED STOCK

        All shares of Restricted Stock granted or sold, pursuant to the Plan will be subject to the following conditions:

        (a) The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

        (b) The Committee may require that the certificates representing Restricted Stock granted or sold to a Participant pursuant to the Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

        (c) Each certificate representing Restricted Stock granted or sold to a Participant pursuant to the Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Committee in its discretion deems necessary or appropriate to enforce such restrictions; and

        (d) The Committee may impose such other conditions on Restricted Stock as the Committee may deem advisable including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange upon which such Restricted Stock or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

6.3     LAPSE OF RESTRICTIONS

        The restrictions imposed upon Restricted Stock pursuant to Section 6.2 above will lapse in accordance with such schedule or other conditions as are determined by the Committee and set forth in the statement evidencing the grant or sale of the Restricted Stock.

6.4     RIGHTS OF PARTICIPANT

        Subject to the provisions of Section 6.2 or restrictions imposed pursuant to Section 6.2, the Participant will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Participant under the Plan, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.2.

6.5     TERMINATION OF EMPLOYMENT, CONSULTANCY OR DIRECTORSHIP

        Upon a Participant's termination of employment or, if applicable, termination of consultancy or directorship, for death or Total Disability, all of the restrictions imposed on the Participant's Restricted Stock shall lapse as of the Participant's last date of employment or, if applicable, consultancy or directorship. In all other cases (other than a Job Elimination), unless the Committee in its discretion determines otherwise, upon a

Participant's termination of employment or, if applicable, termination of consultancy or directorship, for any reason, all of the Participant's Restricted Stock remaining subject to restrictions imposed pursuant to this Plan on the date of such termination of employment or, if applicable, termination of consultancy or directorship, shall be repurchased by the Company at the Purchase Price (if any).

6.6     TERMINATION OF EMPLOYMENT DUE TO JOB ELIMINATION

        Upon an Employee's termination of employment due to Job Elimination, the terminating Employee shall have the restrictions lapse on each grant of Restricted Stock in an amount equal to the number of shares of Restricted Stock granted multiplied by a fraction, the numerator of which is the number of full calendar months from the date of grant until the Employee's last day of employment and the denominator of which is the number of months during which the restriction would have been in effect pursuant to each original grant.

                                  ARTICLE VII.
                            STOCK APPRECIATION RIGHTS

7.1     GRANTING OF STOCK APPRECIATION RIGHTS

        The Committee may approve the grant to Employees or Consultants of Stock Appreciation Rights related or unrelated to Options, at any time.

        (a) A Stock Appreciation Right granted in connection with an Option granted under this Plan will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 7.1(c). Such Option will, to the extent surrendered, then cease to be exercisable.

        (b) Subject to Section 7.1(g), a Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that, the related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

        (c) Upon the exercise of a Stock Appreciation Right related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the Option Exercise Price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (ii) the number of shares as to which such Stock Appreciation Right is exercised.

        (d) The Committee may grant Stock Appreciation Rights unrelated to Options to eligible Employees or Consultants. Section 7.1(c) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option Exercise Price specified in the related Option the initial base amount specified in the Incentive Award shall be used.

        (e) Notwithstanding the foregoing, the Committee, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under the Plan.

        (f) Payment of the amount determined under the foregoing provisions of this Section 7.1 may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, in cash or in a combination of cash and shares of Common Stock as the Committee deems advisable. The Committee is hereby vested with full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Participant to receive cash in full or partial settlement of a Stock Appreciation Right. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

        (g) The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 (or any other comparable provisions in effect at the time or times in question).

7.2     TERMINATION OF EMPLOYMENT OR CONSULTANCY

        Sections 3.6 and 3.7 will govern the treatment of Stock Appreciation Rights upon the termination of a Participant's employment or consultancy, as applicable, with the Company.

                                 ARTICLE VIII.
                                 STOCK PAYMENTS

8.1     STOCK PAYMENTS

        The Committee may approve Stock Payments of Common Stock to any Employee or Consultant for all or any portion of the compensation (other than base salary with respect to an Employee) that would otherwise become payable to an Employee or Consultant in cash.

                                  ARTICLE IX.
                                OTHER PROVISIONS

9.1     ADJUSTMENT PROVISIONS

        (a) Subject to Section 9.1(b) below, (i) if the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) if the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares provided in Section 1.3 (including the maximum amounts referred to in Section 1.3(d)), (y) the number and kind of shares or other securities subject to then outstanding Incentive Awards, and (z) the price for each share or other unit of any other securities subject to then outstanding Incentive Awards. No fractional interests will be issued under the Plan resulting from any such adjustments.

        (b) In addition to the adjustments permitted by Section 9.1(a) above, except as otherwise expressly provided in the statement evidencing the grant of an Incentive Award, upon the occurrence of a Change in Control any outstanding Incentive Awards not theretofore exercisable, payable or free from restrictions, as the case may be, shall immediately become exercisable, payable or free from restrictions (other than restrictions required by applicable law or any national securities exchange upon which any securities of the Company are then listed), as the case may be, in their entirety and any shares of Common Stock acquired pursuant to an Incentive Award which are not fully vested shall immediately become fully vested, notwithstanding any of the other provisions of the Plan.

9.2     CONTINUATION OF EMPLOYMENT

        (a) Nothing in the Plan or in any statement evidencing the grant of an Incentive Award pursuant to the Plan shall be construed to create or imply any contract of employment between any Employee and the Company, to confer upon any Employee any right to continue in the employ of the Company, or to confer upon the Company any right to require any Employee's continued employment. Except as expressly provided in the Plan or in any statement evidencing the grant of an Incentive Award pursuant to the Plan, the Company shall have the right to deal with each Employee in the same manner as if the Plan and any such statement evidencing the grant of an Incentive Award pursuant to the Plan did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment of the Employee. Unless otherwise expressly set forth in a separate employment agreement between the Company and such Employee, the Company may terminate the employment of any Employee with the Company at any time for any reason, with or without cause.

        (b) Any question(s) as to whether and when there has been a termination of an Employee's employment, the reason (if any) for such termination, and/or the consequences thereof under the terms of the Plan or any statement evidencing the grant of an Incentive Award pursuant to the Plan shall be determined by the Committee's and the Committee's determination thereof shall be final and binding.

9.3     COMPLIANCE WITH GOVERNMENT REGULATIONS

        No shares of Common Stock will be issued pursuant to an Incentive Award unless and until all applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to an Incentive Award, the Company may require the Participant to take any reasonable action to comply with such requirements.

9.4     ADDITIONAL CONDITIONS

        The award of any benefit under this Plan may also be subject to such other provisions (whether or not applicable to the benefit award to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Participant elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

9.5     PRIVILEGES OF STOCK OWNERSHIP

        No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award, except as to such shares of Common Stock, if any, that have been issued to such Participant in accordance with the terms and conditions of the applicable Incentive Award; provided, however, that Participants who have received Restricted Stock shall have only those rights with respect to such stock as are set forth in this Plan and the statement evidencing the grant or sale of such Restricted Stock. No adjustment will be made for any dividends or other rights where the record date is prior to the date shares of Common Stock are issued.

9.6     AMENDMENT AND TERMINATION OF PLAN, AMENDMENT OF INCENTIVE AWARDS

        (a) The Board may alter, amend, suspend or terminate the Plan at any time. No such action of the Board, unless taken with the approval of the stockholders of the Company, may increase the maximum number of shares that may be sold or issued under the Plan or alter the class of Employees eligible to participate in the Plan. With respect to any other amendments of the Plan, the Board may in its discretion determine that such amendments shall only become effective upon approval by the stockholders of the Company, if the Board determines that such stockholder approval may be advisable, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under federal or state securities law, federal or state tax law or any other laws or for the purposes of satisfying applicable stock exchange listing requirements.

        (b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Incentive Award as it deems advisable; provided, however, that the Committee may not reduce the exercise price of an outstanding Option by amending the terms of such Option without first obtaining approval from the AMO stockholders.

        (c) Except as otherwise provided in this Plan or in the statement evidencing the grant of the Incentive Award, no amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

9.7     NOT TRANSFERABLE

        (a) No Incentive Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order, unless and until such Award has been exercised, or the shares underlying such Incentive Award have been issued, and all restrictions applicable to such shares have lapsed. No Incentive Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

        (b) During the lifetime of the Participant, only he or she may exercise an Option or other Incentive Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Committee pursuant to a domestic relations order. After the death of the Participant, any exercisable portion of an Option or other Incentive Award may, prior to the time when such portion becomes unexercisable under the Plan or the terms and conditions of such Incentive Award, be exercised by his or her personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

        (c) Notwithstanding the foregoing, the Committee, in its sole discretion, may determine to permit a Participant to transfer an Incentive Award to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Incentive Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Incentive Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Incentive Award as applicable to the Participant (other than the ability to further transfer the Incentive Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee,
(B) satisfy any
requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this
Section 9.7, "Permitted Transferee" shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Committee after taking into account any state or federal tax or securities laws applicable to transferable Incentive Award. Nothing contained in this Section 9.7(c) shall be deemed to require or obligate the Committee to permit a Participant to transfer an Incentive Award in the manner described herein.

9.8     OTHER COMPENSATION PLANS

        The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for Employees or Directors of the Company.

9.9     PLAN BINDING ON SUCCESSORS

        The Plan shall be binding upon the successors and assigns of the Company.

9.10    SINGULAR, PLURAL; GENDER

        Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

9.11    HEADINGS, ETC., NO PART OF PLAN

        Heading of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

9.12    PARTICIPATION BY FOREIGN EMPLOYEES

        Notwithstanding Section 9.6 of the Plan, the Committee may, in order to fulfill the purposes of the Plan: (i) modify grants of Incentive Awards to Participants who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom and/or
(ii) amend the Plan from time to time by adopting or modifying appendices to the Plan, which appendices shall contain such terms and conditions with respect to the operation of the Plan in one or more foreign jurisdictions as are necessary to bring the Plan into compliance with applicable law, tax policy or local custom. Nothing contained in this Section 9.12 shall be deemed to grant the Committee the authority to: (i) increase the maximum number of shares that may be sold or issued under the Plan, (ii) alter the class of Employees eligible to participate in the

Plan, (iii) reduce the minimum exercise price with respect to Options as set forth in Sections 3.2 and 4.4, or (iv) increase the annual award limits set forth in Section 1.3(d).

9.13    WITHHOLDING

        The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Incentive Award. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under such Incentive Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Incentive Award (or which may be repurchased from the Participant of such Incentive Award within six months after such shares of Common Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Incentive Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

9.14    MISCELLANEOUS

        (a) At the request of a Participant, and as soon as practicable after any proper exercise of an Option (or any portion thereof) in accordance with the provisions of the Plan, the Company shall deliver to the Participant at the main office of the Company, or such place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock to which the Participant is entitled by reason of exercise of the Option (or portion thereof).

        (b) No shares of Common Stock shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act, all applicable listing requirements of any market or securities exchange on which shares of Common Stock are then listed and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any shares of Common Stock hereunder on terms deemed reasonable by the Committee shall relieve the Company, the Board and the Committee of any liability in respect of the nonissuance or sale of such shares of Common Stock as to which such requisite permits, authorizations or approvals shall not have been obtained.

        (c) Each certificate representing shares of Common Stock acquired pursuant to the Plan shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the certificates. The determination of which legends, if any, shall be placed upon the certificates shall be made by the Committee in its sole discretion and such decision shall be final and binding.

                                   ARTICLE X.
                                 EFFECTIVE DATE

10.1    EFFECTIVE DATE AND DURATION OF PLAN

        The Plan will be submitted for approval by Allergan, as sole stockholder of AMO, after the date of the Board's initial adoption of the Plan but in any event prior to the Distribution Date. The Plan shall become effective on the later of (a) the date of its adoption by the Board or (b) the date of its approval by Allergan, as sole stockholder of AMO. The Plan shall terminate at such time as the Board, in its discretion, shall determine. No Incentive Award may be granted under the Plan after the date of such termination, but such termination shall not affect any Incentive Award theretofore granted; provided, however, that in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

        (a) The expiration of 10 years from the date the Plan is adopted by the Board; or

        (b) The expiration of 10 years from the date the Plan is approved by Allergan under this Section 10.1.

                                      * * *

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Advanced Medical Optics, Inc. on ____________ __, 2002.

        Executed on this ____ day of _______________, 2002.

                                        ________________________________________
                                                       Secretary

                                      * * *

        I hereby certify that the foregoing Plan was approved by Allergan, as sole stockholder of Advanced Medical Optics, Inc. on ____________ __, 2002.

        Executed on this ____ day of _______________, 2002.

                                        ________________________________________
                                                       Secretary

                                   APPENDIX A
                                     AUSTRIA

Options may be granted under this Appendix A to an Employee resident in Austria as follows:

        1. Capitalized terms used in this Appendix A but not otherwise defined shall have the same meanings as in the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan (the "Plan").

        2. Notwithstanding any other provision of the Plan, Options granted to Participants resident in Austria shall vest on the fourth anniversary of the grant date.

        3. ACQUIRED RIGHTS

               (a) The grant of any Options to any Employee or Participant under the Plan is wholly at the discretion of the Committee and neither the status as an Employee nor the previous grant of Options imposes any obligation on the Committee or the Company to grant any or any further Options under the Plan.

               (b) Notwithstanding the grant of Options to any Employee or Participant in more than one year, the Options or the value or benefit derived from Options shall not be taken to be or become a recurrent compulsory benefit and there is no obligation on the Committee or the Company to grant any or any further Options under the Plan.

               (c) Any value or benefit derived from Options shall not be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, or other benefits.

               (d) No account shall be taken of actual or further grants of Options under the Plan for the purposes of any redundancy payments or for the purposes of any claim for compensation resulting from loss of employment in any way whatsoever.

               (e) Nothing in the Plan or in any document of any type executed pursuant to the Plan shall confer upon any person any right to continue in the employment of the Company, or shall affect the right of the Company to terminate the employment of any person at any time or shall impose upon the Company any liability for any forfeiture, lapse or termination of Options which may result if that person's employment is so terminated.

        4. Unless provided otherwise in this Appendix A, the terms and conditions of the Plan shall remain unchanged.

                                   APPENDIX B
                                     BRAZIL

Options may be granted under this Appendix B to an Employee who is resident in Brazil.

For the purpose of this Appendix B, "Brazilian Participant" means an Employee who is resident in Brazil and who has received an Option pursuant to the Plan.

The following provisions will apply under this Appendix B:

                      1. Capitalized terms used in this Appendix B but not otherwise defined shall have the same meanings as in the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan (the "Plan").

        2. Notwithstanding any other provision of the Plan, whenever a Brazilian Participant exercises an Option, the following terms of exercise shall apply:

               (a) A Vested Installment ("Vested Installment" as defined in
        Section 3(b) of the Nonqualified Stock Option Grant Terms and Conditions, as of July 2002) may only be exercised, in whole or in part, by giving written notice to AMO's stock plan administrator that the exercise shall be by way of Cashless for Cash. "Cashless for Cash" means that, upon exercise of a Vested Installment:

                      (i) The broker appointed by AMO will sell the shares of
               Common Stock then issuable upon exercise of the Option on the market.

                      (ii) No payment by the Participant in respect of the
               purchase price is required in cash. The proceeds of sale of the Common Stock on the open market will be applied against the purchase price for the Common Stock then issuable upon exercise of the Option.

                      (iii) The broker will, upon settlement of such sale, pay a sufficient portion of the net proceeds of the sale to AMO in satisfaction of the Option exercise price.

                      (iv) The broker will pay to the Participant cash equal to
               the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the Option exercise price in respect of each of the specified number of shares ("the Optioned Shares") sold.

                      (v) In the event that the Fair Market Value of the Common
               Stock on the Option exercise date is not sufficient to cover the Option exercise price, the Option will not be exercisable.

                      (vi) AMO will not deliver to the Participant a certificate or certificates representing the shares of Common Stock to which the Participant would otherwise be entitled by reason of exercise of the

               Option, or portion thereof, but shall deliver a certificate or certificates to the purchaser of the Stock on the open market.

                      (vii) Where US currency is to be converted into local
               currency for the purpose of payment, the conversion shall be calculated as the average of the sell and buy rates quoted on the day immediately preceding the date of conversion by the Central Bank of Brazil.

        3. Notwithstanding any other provision of the Plan, if, at anytime, the local law, tax policy or local custom becomes such that Brazilian Participants are permitted to purchase and own Common Stock then the provisions in this Appendix B shall become null and void in relation to Brazilian Participants and the Nonqualified Stock Option Grant Terms and Conditions shall apply in their entirety to Brazilian Participants.

The Company shall have the sole discretion to determine whether, for the purposes of this Appendix B, Brazilian Participants are permitted to purchase and own Common Stock under local law, tax policy or local custom.

        4. ACQUIRED RIGHTS

               (a) The grant of any Options to any Employee or Participant under the Plan is wholly at the discretion of the Committee and neither the status as an Employee nor the previous grant of Options imposes any obligation on the Committee or the Company to grant any or any further Options under the Plan.

               (b) Any value or benefit derived from Options shall not be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, or other benefits.

               (c) No account shall be taken of actual or further grants of Options under the Plan for the purposes of any redundancy payments or for the purposes of any claim for compensation resulting from loss of employment in any way whatsoever.

               (d) Nothing in the Plan or in any document of any type executed pursuant to the Plan shall confer upon any person any right to continue in the employment of the Company, or shall affect the right of the Company to terminate the employment of any person at any time or shall impose upon the Company any liability for any forfeiture, lapse or termination of Options which may result if that person's employment is so terminated.

        5. Unless provided otherwise in this Appendix B, the terms and conditions of the Plan shall remain unchanged.

                                   APPENDIX C
               PEOPLE'S REPUBLIC OF CHINA AND KINGDOM OF THAILAND

Options may be granted under this Appendix C to an Employee who is

                      (a) Resident in the People's Republic of China (the
        "PRC").

               (b) Resident in the Kingdom of Thailand.

For the purpose of this Appendix C, "PRC Participant" means an Employee who is resident in the PRC and who has received an Option pursuant to the Plan and "Thai Participant" means an Employee who is resident in the Kingdom of Thailand and who has received an Option pursuant to the Plan.

The following provisions will apply under this Appendix C:

                      1. Capitalized terms used in this Appendix C but not otherwise defined shall have the same meanings as in the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan (the "Plan").

        2. Notwithstanding any other provision of the Plan, whenever a PRC Participant or Thai Participant exercises an Option, the following terms of exercise shall apply:

               (a) A Vested Installment ("Vested Installment" as defined in
        Section 3(b) of the Nonqualified Stock Option Grant Terms and Conditions, as of July 2002) may only be exercised, in whole or in part, by giving written notice to AMO's stock plan administrator that the exercise shall be by way of Cashless for Cash. "Cashless for Cash" means that, upon exercise of a Vested Installment:

                      (i) The broker appointed by AMO will sell the shares of
               Common Stock then issuable upon exercise of the Option on the market.

                      (ii) No payment by the Participant in respect of the
               purchase price is required in cash. The proceeds of sale of the Common Stock on the open market will be applied against the purchase price for the Common Stock then issuable upon exercise of the Option.

                      (iii) The broker will, upon settlement of such sale, pay a sufficient portion of the net proceeds of the sale to AMO in satisfaction of the Option exercise price.

                      (iv) The broker will pay to the Participant cash equal to
               the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the Option exercise price in respect of each of the specified number of shares ("the Optioned Shares") sold.

                      (v) In the event that the Fair Market Value of the Common
               Stock on the Option exercise date is not sufficient to cover the Option exercise price, the Option will not be exercisable.

                      (vi) AMO will not deliver to the Participant a certificate or certificates representing the shares of Common Stock to which the Participant would otherwise be entitled by reason of exercise of the Option, or portion thereof, but shall deliver a certificate or certificates to the purchaser of the Stock on the open market.

                      (vii) Where US currency is to be converted into local
               currency for the purpose of payment, the conversion shall be calculated as the average of the sell and buy rates quoted on the day immediately preceding the date of conversion by, in the case of currency conversions from US dollars to RMB in respect of PRC Participants, the People's Bank of China and, in the case of currency conversions from US dollars to Baht in respect of Thai Participants, the Bank of Thailand.

        3. Notwithstanding any other provision of the Plan, if, at anytime, the local law, tax policy or local custom becomes such that:

               (a) PRC Participants are permitted to purchase and own Common Stock then the provisions in this Appendix C shall become null and void in relation to PRC Participants and the Nonqualified Stock Option Grant Terms and Conditions shall apply in their entirety to PRC Participants; or

               (b) Thai Participants are permitted to purchase and own Common Stock then the provisions in this Appendix C shall become null and void in relation to Thai Participants and the Nonqualified Stock Option Grant Terms and Conditions shall apply in their entirety to Thai Participants.

AMO shall have the sole discretion to determine whether, for the purposes of this Appendix C, PRC Participants are permitted to purchase and own Common Stock or whether Thai Participants are permitted to purchase and own Common Stock under local law, tax policy or local custom.

        4. Unless provided otherwise in this Appendix C, the terms and conditions of the Plan shall remain unchanged.

                                   APPENDIX D
                                     DENMARK

Options may be granted under this Appendix D to an Employee resident in Denmark as follows:

                      1. Capitalized terms used in this Appendix D but not otherwise defined shall have the same meanings as in the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan (the "Plan").

        2. NOTICE OF AMENDMENT OR TERMINATION

               (a) Notwithstanding any other provision of the Plan, the Board may amend or terminate the Plan only after having given the requisite notice under applicable law to Employees and Participants resident in Denmark, if any, and after the appropriate notice period under said applicable law has elapsed.

        3. Unless provided otherwise in this Appendix D, the terms and conditions of the Plan shall remain unchanged.

                                   APPENDIX E
                                     FRANCE

Options may be granted under this Appendix E to an Employee resident in France as follows:

                      1. Capitalized terms used in this Appendix E but not otherwise defined shall have the same meanings as in the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan (the "Plan").

        2. Notwithstanding any other provision of the Plan, no Options shall be granted to any Employee or Participant holding shares representing 10% or more of AMO's capital as of the Option grant date.

        3. Notwithstanding any other provision of the Plan, Options may not be granted for a period of 20 trading days after shares of Common Stock are traded ex-dividend, ex-rights or any other change in the structure of the Common Stock.

        4. Notwithstanding any other provision of the Plan, the exercise price of any Option (the "Grant Price") shall be the higher of the average of the high and low prices of the Common Stock on the effective date of the grant or 95% of the "20 Day Average" stock price. The "20 Day Average" is calculated by (i) determining a daily average of the high and low prices of the Common Stock for each of the 20 trading days preceding the date of the grant, (ii) adding together all 20 daily averages, and (iii) dividing that aggregate number by 20.

        5. Notwithstanding any other provision of the Plan, the Grant Price is not subject to modification and shall be adjusted only upon the events specified under the Article 225-181 of the French commercial code.

        6. Notwithstanding any other provision of the Plan, Options granted to Participants resident in France shall vest on the fourth anniversary of the grant date. However, in the event of death or Total Disability, an Option shall vest in its entirety as of the last date of employment.

               6.1    TERMINATION OF EMPLOYMENT

               (a) For the purposes of the rules of the Plan and, in particular,
        Section 5 of the Nonqualified Stock Option Grant Terms and Conditions, as of July 2002:

                      (i) Total Disability means disability of second and third
               category as provided for by Section L 341-1 of the French social security code.

                      (ii) Normal Retirement means retired employees in the
               meaning of Section L 122-14-13 of the French labor code.

                      (iii) Job Elimination means dismissal for economic reason
               ("licenciement pour motif economique") in the meaning of the French labor code.

                      (iv) Termination of Employment for Cause means Dismissal
               for Personal Reason ("licenciement pour motif personnel") in the meaning of the French labor code.

               6.2    FORFEITURE OF UNVESTED OPTIONS

               Notwithstanding any other provision of the Plan, in the event of termination of employment resulting from dismissal for personal reasons ("licenciement pour motif personnel") or economic reason ("licenciement pour motif economique"), no additional Option will vest after the employment agreement of a Participant is terminated.

               6.3    EXERCISE PERIOD FOR VESTED OPTIONS

               Notwithstanding any other provision of the Plan, upon the death of a Participant, all Options shall remain exercisable only for a period of six months from the date of the Participant's death.

               In the event of a termination of employment for a reason other than death, Total Disability, Normal Retirement, or Dismissal for Personal Reason, vested Options shall become unexercisable as of either the date the Accrued Installments expire in accordance with the provisions of Section 3(a) of the Nonqualified Stock Option Grant Terms and Conditions as of July 2002, or three calendar months after the date of termination, depending on which comes first.

7.      ACQUIRED RIGHTS

        (a) The grant of any Options to any Employee or Participant under the Plan is wholly at the discretion of the Committee and neither the status as an Employee nor the previous grant of Options imposes any obligation on the Committee or the Company to grant any or any further Options under the Plan.

        (b) Any value or benefit derived from Options shall not be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, or other benefits.

        (c) No account shall be taken of actual or further grants of Options under the Plan for the purposes of any redundancy payments or for the purposes of any claim for compensation resulting from loss of employment in any way whatsoever.

        (d) Nothing in the Plan or in any document of any type executed pursuant to the Plan shall confer upon any person any right to continue in the employment of the Company, or shall affect the right of the Company to terminate the employment of any person at any time or shall impose upon the Company any liability for any forfeiture, lapse or termination of Options which may result if that person's employment is so terminated.

        8. Unless provided otherwise in this Appendix E, the terms and conditions of the Plan shall remain unchanged.

                                   APPENDIX F
                                     GERMANY

Options may be granted under this Appendix F to an Employee resident in Germany as follows:

                      1. Capitalized terms used in this Appendix F but not otherwise defined shall have the same meanings as in the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan (the "Plan").

        2.     ACQUIRED RIGHTS

               (a) The grant of any Options to any Employee or Participant under the Plan is wholly at the discretion of the Committee and neither the status as an Employee nor the previous grant of Options imposes any obligation on the Committee or the Company to grant any or any further Options under the Plan.

               (b) Any value or benefit derived from Options shall not form part of the regular remuneration of the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, or other benefits.

               (c) No account shall be taken of actual or further grants of Options under the Plan for the purposes of any redundancy payments or for the purposes of any claim for compensation resulting from loss of employment in any way whatsoever.

               (d) Nothing in the Plan or in any document of any type executed pursuant to the Plan shall confer upon any person any right to continue in the employment of the Company, or shall affect the right of the Company to terminate the employment of any person at any time or shall impose upon the Company any liability for any forfeiture, lapse or termination of Options which may result if that person's employment is so terminated.

        3. Unless provided otherwise in this Appendix F, the terms and conditions of the Plan shall remain unchanged.

                                   APPENDIX G
                                    HONG KONG

Options may be granted under this Appendix G to an Employee resident in Hong Kong as follows:

                      1. Capitalized terms used in this Appendix G but not otherwise defined shall have the same meanings as in the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan (the "Plan").

        2.     ACQUIRED RIGHTS

               (a) Notwithstanding any other provision of the Plan, the grant of any Options to any Employee or Participant under the Plan is wholly at the discretion of the Committee and neither the status as a Participant nor the previous grant of Options imposes any obligation on the Committee or the Company to grant any or any further Options under the Plan.

        3. Unless provided otherwise in this Appendix G, the terms and conditions of the Plan shall remain unchanged.

                                   APPENDIX H
                                      ITALY

Options may be granted under this Appendix H to an Employee resident in Italy as follows:

                      1. Capitalized terms used in this Appendix but not otherwise defined shall have the same meanings as in the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan, as amended (the "Plan").

        2. Notwithstanding any other provision of the Plan, no Options shall be granted to any Employee or Participant holding shares representing 10% or more of AMO's capital, or 10% or more of AMO's voting rights, as of the Option grant date.

        3. Notwithstanding any other provision of the Plan, and unless otherwise determined by the Committee in its sole discretion, the exercise price of any Option (the "Grant Price") shall be 100% of the "Month Average" stock price. The "Month Average" is calculated by (i) determining a daily average of the high and low prices of the Common Stock for each of the trading days in the calendar month beginning on the same date as the date of grant in the month preceding the date of grant and ending on said date of grant, (ii) adding together all daily averages, and (iii) dividing that aggregate number by the number of trading days.

        4. Notwithstanding any other provision of the Plan, and unless otherwise determined by the Committee in its sole discretion, shares of Common Stock issued upon the exercise of the Options granted to Participants resident in Italy shall be restricted and shall not be sold, pledged, assigned or disposed of in any manner until the lapse of the third anniversary of the grant date of said shares of Common Stock.

        5. Notwithstanding any other provision of the Plan, and unless otherwise determined by the Committee in its sole discretion, shares of Common Stock issued upon the exercise of the Options granted to Participants resident in Italy shall not be sold, pledged, assigned or disposed of in any manner to the Company.

        6.     ACQUIRED RIGHTS

               (a) The grant of any Options to any Employee or Participant under the Plan is wholly at the discretion of the Committee and neither the status as an Employee nor the previous grant of Options imposes any obligation on the Committee or the Company to grant any or any further Options under the Plan.

               (b) Any value or benefit derived from Options shall not be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, or other benefits.

               (c) No account shall be taken of actual or further grants of Options under the Plan for the purposes of any redundancy payments or for the purposes of any claim for compensation resulting from loss of employment in any way whatsoever.

               (d) Nothing in the Plan or in any document of any type executed pursuant to the Plan shall confer upon any person any right to continue in the employment of the Company, or shall affect the right of the Company to terminate the employment of any person at any time or shall impose upon the Company any liability for any forfeiture, lapse or termination of Options which may result if that person's employment is so terminated.

        7. Unless provided otherwise in this Appendix, the terms and conditions of the Plan shall remain unchanged.

                                   APPENDIX I
                                   PUERTO RICO

Options may be granted under this Appendix I to a Participant resident in Puerto Rico as follows:

                      1. Capitalized terms used in this Appendix I but not otherwise defined shall have the same meanings as in the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan (the "Plan").

        2. Notwithstanding any other provision of the Plan:

               (a) No Incentive Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.

               (b) During the lifetime of the Participant, only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan.

        3. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined at the time the Option is granted) with respect to which Options are exercisable for the first time by an Employee during any calendar year (under all stock plans of the Company) shall not exceed $100,000.

        4. ACQUIRED RIGHTS

               (a) The grant of any Options to any Employee or Participant under the Plan is wholly at the discretion of the Committee and neither the status as an Employee nor the previous grant of Options imposes any obligation on the Committee or the Company to grant any or any further Options under the Plan.

               (b) Any value or benefit derived from Options shall not be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, or other benefits.

               (c) No account shall be taken of actual or further grants of Options under the Plan for the purposes of any redundancy payments or for the purposes of any claim for compensation resulting from loss of employment in any way whatsoever.

               (d) Any value or benefit derived from Options shall be taken into account in computing amounts payable in respect of performance and profit sharing plans established by law or by way of collective agreement

               (e) Nothing in the Plan or in any document of any type executed pursuant to the Plan shall confer upon any person any right to continue in the employment of the Company, or shall affect the right of the Company to terminate the employment of any person at any time or shall impose upon the

        Company any liability for any forfeiture, lapse or termination of Options which may result if that person's employment is so terminated.

        5. Unless provided otherwise in this Appendix I, the terms and conditions of the Plan shall remain unchanged.

                                   APPENDIX J
                                      SPAIN

Options may be granted under this Appendix J to an Employee resident in Spain as follows:

                      1. Capitalized terms used in this Appendix J but not otherwise defined shall have the same meanings as in the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan (the "Plan").

        2. Notwithstanding any other provision of the Plan, no Options shall be granted to any Employee or Participant holding shares representing 5% or more of AMO's capital as of the Option grant date.

        3. Notwithstanding any other provision of Plan, and unless otherwise determined by the Committee in its sole discretion, Options granted to Participants resident in Spain shall vest on the second anniversary of the grant date.

        4. Notwithstanding any other provision of the Plan, and unless otherwise determined by the Committee in its sole discretion, shares of Common Stock issued upon the exercise of the Options granted to Participants resident in Spain shall be restricted and shall not be sold, pledged, assigned or disposed of in any manner until the lapse of the third anniversary of the grant date of said shares of Common Stock.

        5. ACQUIRED RIGHTS

               (a) The grant of any Options to any Employee or Participant under the Plan is wholly at the discretion of the Committee and neither the status as an Employee nor the previous grant of Options imposes any obligation on the Committee or the Company to grant any or any further Options under the Plan.

               (b) Any value or benefit derived from Options shall not be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, or other benefits.

               (c) No account shall be taken of actual or further grants of Options under the Plan for the purposes of any redundancy payments or for the purposes of any claim for compensation resulting from loss of employment in any way whatsoever.

               (d) Nothing in the Plan or in any document of any type executed pursuant to the Plan shall confer upon any person any right to continue in the employment of the Company, or shall affect the right of the Company to terminate the employment of any person at any time or shall impose upon the Company any liability for any forfeiture, lapse or termination of Options which may result if that person's employment is so terminated.

        6. Unless provided otherwise in this Appendix J, the terms and conditions of the Plan shall remain unchanged.



                                       J-1